UNION CONTRACT

SCHEDULE OF WAGES
The following schedule applies to employees hired after 09/01/85. These rates apply only to the following nine job classifications.


DESCRIPTION                                      RATE PER HOUR

                                            08/31/98  08/30/99   09/04/00
09/01/01

Line Maintenance Division
1.  Line Maintenance Laborer    $ 13.77       $ 14.25   $ 14.75    $ 15.26
2.  Line Maintenance Helper       14.37      14.87     15.39      15.93

Engineering Division
1.  Pipeline Inspector Helper     14.37      14.87     15.39       15.93

Customer Service Division
1.  Installer Helper              14.54      15.05      15.58      16.13

Administrative Division
1.  Meter Reader - Class A        14.37      14.87      15.39      15.93
2.  Meter Reader - Class B              13.43      13.90      14.39      14.89
3.  General Laborer - Class A     10.08      10.43      10.80      11.18
4.  General Laborer - Class B      9.29       9.62       9.96      10.31

Probationary Division
1.  Probationary Employee          8.28       8.57       8.87      9.18

The foregoing schedule of wages as referred to in Section 14 of the Memorandum of the Agreement between the Union and the Company is hereby accepted by the Union and the Company this 28th day of August, 1998.

CORNING NATURAL GAS              INTERNATIONAL BROTHER-IBEW LOCAL 139
CORPORATION                             HOOD OF ELECTRICAL
                                         WORKERS, AFL-CIO

by                        by                   by

    Thomas K. Barry,        Charles B. Patton    Stephen L. Miles
    President               Business Manager     President
Date:                         Date:                Date:


                   Page 1 of 2

    CORNING NATURAL GAS CORPORATION - LOCAL UNION 139

    AGREEMENT DATED   SEPTEMBER 1, 1998

    TABLE OF CONTENTS

Item                                        Page           Article

Accident Prevention...........................   29             13.7, 13.8
Benefits.......................................  33             16 (All)
Bumping Procedure...................................  19   8.5A
Call Out (Pay)..............................     9, 12               4.10, 6.3
Compensation....................... 13, 21, 22        7.1, 8.11, 8.14
Definitions..... .................................. 6           4 (All)
Effective Date-Wage Increase.........................  27            12.2
Funeral Leave........................................  17            7.9
Grievance........................................  30           15 (All)
Holidays.........................................  26           11 (All)
Inclement Weather Conditions............................ 10               5.6
Jury Duty.............................................. 14           7.4
Lay Offs................................  19, 20      8.5, 8.5A, 8.6
Leave of Absence.......................................    17             7.8
Meal Allowance.........................................    22             9.1
Membership Entrance Date................................   4              2.3
Overtime Compensation..............................   11             6 (All)
Personal Leave/Day...... .............................     13             7.10
Premium Pay Rate.......................................    10             5.3
Probationary Employee...................................   6              4.2
Raingear..............................................     29             13.6
Safety Shoes...........................................29            13.5

                                                      Page 2 of 2
Seniority................................   19, 20, 21          8.1,8.2,8.3,

                   8.4,8.7,8.8,


8.9,8.12
Sick Leave Allowance.....................................  14             7.6
Termination Due to Physical Condition...................   19             8.10
Upgrade.................................................   22             8.14